                                                                   EXHIBIT 10.32

                          EVEREN Capital Corporation
       1996 Non-Employee Directors' Voluntary Deferred Compensation Plan
                        DEFERRED COMPENSATION AGREEMENT

                             ELECTION OF DEFERRAL
                             --------------------

I hereby elect to defer ________% of my annual cash compensation to be paid to me as a non-employee director of EVEREN Capital Corporation.

I further authorize EVEREN Capital Corporation to credit all amounts so deferred to a bookkeeping account established pursuant to the EVEREN Capital Corporation 1996 Non-Employee Directors' Voluntary Deferred Compensation Plan.

I understand that this authorization shall remain in effect until revoked or amended. I understand that I may revoke my deferral election for any future calendar year if I file a notice of discontinuance with EVEREN Capital Corporation prior to any January 1st to which the deferral election applies. I further understand that I may file an amended Election of Deferral prior to the beginning of a calendar year, effective on the first day of the following calendar year.

                                PAYMENT ELECTION
                                ----------------

I hereby direct that any compensation so deferred under the EVEREN Capital Corporation 1996 Non-Employee Directors' Voluntary Deferred Compensation Plan and all interest accrued thereon pursuant to the Plan be paid to me in the following manner:

A.[ ] The sum so deferred and accrued interest thereon shall be paid to me in a lump sum on December 31,__________, not earlier than the fourth anniversary of December 31st of the year the sum was so deferred;

B.[ ] The sum so deferred and accrued interest thereon shall be paid to me in substantially equal (elect one: quarterly or annual) installments over a period of (elect one: 1, 2, 3, 4 years) with the first installment to be paid in the same month each year beginning during the month of ______________ in the year ______________, not earlier than the fourth anniversary of the year the sum was so deferred;

C.[ ] The sum so deferred and accrued interest thereon shall be paid to me in substantially equal (elect one: quarterly or annual) installments over a period of (elect one: 1, 2, 3, 4 years) commencing with the year in which my directorship with EVEREN Capital Corporation terminates;

Unless otherwise stated above, the amount so deferred shall be paid to me in accordance with the distribution provisions of the Plan.

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Print Name

                                        ________________________________________
                                        Dated


                                Return form to:
   Stanley R. Fallis, EVEREN Capital Corporation, 77 W. Wacker, 31st Floor,
                               Chicago, IL 60601

                           EVEREN Capital Corporation
       1996 Non-Employee Directors' Voluntary Deferred Compensation Plan
                        DEFERRED COMPENSATION AGREEMENT

                            NOTICE OF DISCONTINUANCE
                            ------------------------


   I hereby give notice of my election to discontinue deferral of my cash compensation under my Deferred Compensation Agreement under the EVEREN Capital Corporation 1996 Non-Employee Directors' Voluntary Deferred Compensation Plan, dated ___________________, 19_____. This notice has been submitted prior to January 1st, 19____ and shall be effective as of such date.


                                      __________________________________________
                                      Signature

                                      __________________________________________
                                      Print Name

                                      __________________________________________
                                      Dated




                                Return form to:
    Stanley R. Fallis, EVEREN Capital Corporation, 77 W. Wacker, 31st Floor,
                               Chicago, IL 60601

                               CONSENT OF SPOUSE
                               -----------------
                    (Required in Community Property States)


     I hereby consent to the designation of the above beneficiary(ies) to receive the benefits payable under the EVEREN Capital Corporation 1996 Non-Employee Directors' Voluntary Deferred Compensation Plan as the result of the death of the above non-employee director and waive any and all rights necessary to provide the payment of such benefits to such beneficiary(ies).

   Dated at ____________________, State of _______________ on _________________,
19_____.


                                             ----------------------------------
                                             (Signature of Spouse)

                                             ----------------------------------
                                             (Print Name)


Witness:


- -------------------------------


                             FILING ACKNOWLEDGMENT
                             ---------------------

Filed with the records of EVEREN Capital Corporation this _______ day of ________________, 19_____.

                                             By
                                                -------------------------------
                                                Name                      Title



                                Return form to:
   Stanley R. Fallis, EVEREN Capital Corporation, 77 W. Wacker, 31st Floor,
                               Chicago, IL 60601

EVEREN CAPITAL CORPORATION
1996 NON-EMPLOYEE DIRECTORS' VOLUNTARY DEFERRED COMPENSATION PLAN
BENEFICIARY DESIGNATION FORM
- --------------------------------------------------------------------------------

(Print or Type)

Participant's
Name___________________________________  SS#____________________________________


As a participant in the above Plan, I hereby designate the following individual(s) as my Primary and Contingent Beneficiary(ies) in the event of my death prior to the date on which my benefits have been fully paid under the Plan. If my Beneficiary is an estate or trust, I have provided the complete legal name.

================================================================================

                              PRIMARY BENEFICIARY

Beneficiary(ies)       ________________________    _____________________________

Address/Zip Code       ________________________    _____________________________

Birth Date             ________________________    _____________________________

Social Security No.    ________________________    _____________________________

Relationship           ________________________    _____________________________

Percentage             ________________________    _____________________________

================================================================================

                            CONTINGENT BENEFICIARY

If all my Primary Beneficiary(ies) is(are) deceased at my death, I designate the following as my Contingent Beneficiary(ies) under the terms of the above Plan.

Beneficiary(ies)       ________________________    _____________________________

Address/Zip Code       ________________________    _____________________________

Birth Date             ________________________    _____________________________

Social Security No.    ________________________    _____________________________

Relationship           ________________________    _____________________________

Percentage             ________________________    _____________________________

================================================================================

- --------------------------------------------------------------------------------
ANY BENEFICIARY DESIGNATION UNDER THE PLAN MAY BE AFFECTED BY THE LAWS OF
VARIOUS STATES. PARTICIPANTS ARE ADVISED TO CONSULT WITH THEIR LEGAL ADVISOR REGARDING THE POTENTIAL EFFECT OF SUCH LAWS.
- --------------------------------------------------------------------------------

SIGNATURE OF PARTICIPANT_______________________________    DATE_________________

                                Return form to:
    Stanley R. Fallis, EVEREN Capital Corporation, 77 W. Wacker, 31st Floor,
                               Chicago, IL 60601